Exhibit 99
References to “Paramount,” the “Company,” “we,” “us” and “our” refer to Paramount Skydance Corporation and its consolidated subsidiaries, unless the context otherwise requires.

Reporting Structure Change
Beginning in 2026, we transitioned our reporting structure into three new segments: Studios, Direct-to-Consumer, and TV Media. Under the new segment structure, our Studios segment reflects the combination of the historical Filmed Entertainment segment with the historical TV Media studio operations, consolidating our content creation activities. Additionally, our premium cable channel, Paramount+ with Showtime, which was previously under the TV Media segment, is now managed under the Direct-to-Consumer segment.
Studios – Our Studios segment consists of our television and film studio operations, including CBS Studios, Paramount Television Studios, Nickelodeon Animation, Paramount Pictures, Paramount Animation, and Miramax, as well as Skydance Animation, Film, Television, and Interactive/Games, and Paramount Sports Entertainment.

Direct-to-Consumer – Our Direct-to-Consumer segment consists of our portfolio of domestic and international pay and free streaming services, including Paramount+, Pluto TV, and BET+, as well as our domestic premium cable network, Paramount+ with Showtime.

TV Media – Our TV Media segment consists of our (1) broadcast operations—the CBS Television Network, our domestic broadcast television network; CBS Stations, our owned television stations; and our international free-to-air networks, including Network 10 and Channel 5; (2) domestic basic cable networks, including, MTV, Comedy Central, Paramount Network, The Smithsonian Channel, Nickelodeon, BET Media Group, CBS Sports Network, and international extensions of certain of these brands; and (3) CBS Media Ventures, which produces and distributes first-run syndicated programming. TV Media also includes a number of digital properties such as CBS News 24/7 for 24-hour news and CBS Sports HQ for sports news and analysis.

Change to Segment Expense Allocations
Concurrent with the change to our segments, in the first quarter of 2026 we updated our segment expense allocations to better reflect how we operate and make cost decisions across the business. Certain centralized costs that were previously allocated at the segment level are now reported within corporate expenses.

Change in Primary Measure of Segment Profit and Loss
Also in the first quarter of 2026 we transitioned our primary measure of profit and loss for our operating segments from Adjusted operating income before depreciation and amortization (Adjusted OIBDA) to Adjusted EBITDA, which is defined as net earnings (loss) before interest expense and income; provision for (benefit from) income taxes; other items; equity in earnings (loss) of investee companies, net of tax; depreciation and amortization; and stock-based compensation, adjusted to exclude certain items identified as affecting comparability that are not part of our normal operations. This change was made to align with how management began measuring the Company’s ongoing operating performance in 2026. While both adjusted measures exclude items identified as affecting comparability that are not part of our normal operations, including programming charges, impairment charges, restructuring charges, transaction-related items, other corporate matters, and gain (loss) on dispositions, each where applicable, Adjusted EBITDA, as we define it, also excludes stock-based compensation, which is a noncash expense that management does not consider to be part of our underlying operating performance.

The changes described above will be presented in our Quarterly Report on Form 10-Q for the first quarter of 2026. The tables below present unaudited supplemental financial results for 2025 recast to reflect these changes and a reconciliation of total Adjusted EBITDA to Net earnings (loss), the most directly comparable financial measure in accordance with accounting principles generally accepted in the United States (“U.S. GAAP” or “GAAP”).

Our financial results for 2025 are presented in two distinct periods to indicate the new basis of accounting established for Paramount Global’s net assets upon the closing of the Transactions (as defined in our Annual Report on Form 10-K for the year ended December 31, 2025, which was filed with the U.S. Securities and Exchange Commission on February 25, 2026) on August 7, 2025. The periods prior to August 7, 2025 include only Paramount Global and are identified as “Predecessor”, and the periods beginning on August 7, 2025 reflect Paramount Skydance Corporation and are identified as “Successor”. For additional information, please refer to Note 1 of our Annual Report on Form 10-K for the year ended December 31, 2025.

TRENDING SCHEDULES
Studios Financial Results
(unaudited; in millions)

							Supplemental
	Predecessor			Successor	Supplemental	Successor	Pro Forma (1)
	Quarter Ended		Period From	Period From	Pro Forma (1) Quarter Ended	Quarter Ended	12 Months Ended
	3/31/25	6/30/25	7/1/25 - 8/6/25	8/7/25 - 9/30/25	9/30/25	12/31/25	12/31/25

Theatrical	$148	$254	$73	$39	$112	$115	$629

Licensing and other	1,006	877	387	695	1,094	1,937	5,405

Advertising	5	4	2	4	6	8	23

Revenues	1,159	1,135	462	738	$1,212	2,060	$6,057

Content costs	738	737	278	540		1,434

Advertising and marketing	117	200	108	57		248

Other (2)	222	229	78	120		215

Expenses	1,077	1,166	464	717		1,897

Adjusted EBITDA	$82	$(31)	$(2)	$21		$163

(1) Supplemental Pro Forma Revenues for the third quarter of 2025 and twelve months ended December 31, 2025 include the below adjustments in the applicable Predecessor period, which represent Skydance revenues after the elimination of intercompany revenues from Paramount Global. Supplemental Pro Forma Revenues also reflect the combination of the Predecessor and
      Successor revenues during each of these periods. While the Successor and Predecessor periods are distinct reporting periods, revenues were not impacted by the new accounting basis established for Paramount Global’s net assets, and are supplementally presented on a pro forma combined basis to help investors view these revenues in a manner consistent with our management.

	Quarter Ended		Period From
	3/31/25	6/30/25	7/1/25 - 8/6/25
Licensing and other	$96	$395	$12

Revenues	$96	$395	$12

(2) Other segment expenses for our Studios segment include employee compensation; costs relating to the distribution of our content; costs for occupancy, technology, and professional services;
      and other costs associated with our operations.

TRENDING SCHEDULES
Direct-to-Consumer Financial Results
(unaudited; in millions)

							Supplemental
	Predecessor			Successor	Supplemental	Successor	Pro Forma (1)
	Quarter Ended		Period From	Period From	Pro Forma (1) Quarter Ended	Quarter Ended	12 Months Ended
	3/31/25	6/30/25	7/1/25 - 8/6/25	8/7/25 - 9/30/25	9/30/25	12/31/25	12/31/25

Advertising	$473	$494	$179	$300	$479	$553	$1,999

Affiliate and subscription	1,678	1,769	744	1,043	1,787	1,756	6,990

Licensing	—	1	—	1	1	—	2

Revenues	2,151	2,264	923	1,344	$2,267	2,309	$8,991

Content costs	1,230	1,114	428	546		1,214

Advertising and marketing	359	305	120	160		514

Other (2)	566	591	238	329		611

Expenses	2,155	2,010	786	1,035		2,339

Adjusted EBITDA	$(4)	$254	$137	$309		$(30)

Paramount+ (Global)

Subscribers (3)	77.8	76.8	n/a	n/a	77.9	78.9	78.9

Revenues	$1,686	$1,771	$709	$1,060	$1,769	$1,837	$7,063

(1) Supplemental Pro Forma Revenues for the third quarter of 2025 and the twelve months ended December 31, 2025 each reflect the combination of the Predecessor and Successor revenues during the period, which is supplementally presented to help investors view these amounts in a manner consistent with our management. While the Successor and Predecessor periods are distinct reporting periods, revenues were not impacted by the new accounting basis established for Paramount Global’s net assets.
(2) Other segment expenses for our Direct-to-Consumer segment include employee compensation; revenue-sharing costs, including for third-party distribution; costs for occupancy, technology, and professional services; and other costs associated with our operations.

(3) Subscribers include customers who are registered for Paramount+, either directly through our owned and operated apps and websites, or through third-party distributors. Subscribers also include customers who are provided with access through a subscription bundle with a domestic linear video streaming service (vMVPD) or an international third-party distributor. Our subscriber count includes only paid subscriptions and reflects the number of subscribers as of the applicable period-end date.

TRENDING SCHEDULES
TV Media Financial Results
(unaudited; in millions)

							Supplemental
	Predecessor			Successor	Supplemental	Successor	Pro Forma (1)
	Quarter Ended		Period From	Period From	Pro Forma (1) Quarter Ended	Quarter Ended	12 Months Ended
	3/31/25	6/30/25	7/1/25 - 8/6/25	8/7/25 - 9/30/25	9/30/25	12/31/25	12/31/25

Advertising	$2,036	$1,655	$484	$977	$1,461	$1,966	$7,118

Affiliate and subscription	1,719	1,676	656	984	1,640	1,646	6,681

Licensing and other	129	123	58	81	139	187	578

Revenues	3,884	3,454	1,198	2,042	$3,240	3,799	$14,377

Content costs	1,896	1,576	504	903		1,871

Advertising and marketing	133	100	52	52		172

Other (2)	904	866	357	527		881

Expenses	2,933	2,542	913	1,482		2,924

Adjusted EBITDA	$951	$912	$285	$560		$875

(1) Supplemental Pro Forma Revenues for the third quarter of 2025 and the twelve months ended December 31, 2025 each reflect the combination of the Predecessor and Successor revenues during the period, which is supplementally presented to help investors view these amounts in a manner consistent with our management. While the Successor and Predecessor periods are distinct reporting periods, revenues were not impacted by the new accounting basis established for Paramount Global’s net assets.
(2) Other segment expenses for our TV Media segment include employee compensation; revenue-sharing costs to television stations affiliated with the CBS Television Network; costs relating to the distribution of our content; costs for research, occupancy, technology, and professional services; and other costs associated with our operations.

SUPPLEMENTAL DISCLOSURES REGARDING NON-GAAP FINANCIAL MEASURES
The table below sets forth Adjusted EBITDA and a reconciliation to net earnings (loss), the most directly comparable financial measure in accordance with U.S. GAAP. Adjusted EBITDA is a measure of performance not calculated in accordance with U.S. GAAP. We define Adjusted EBITDA as net earnings (loss) before interest expense and income; provision for (benefit from) income taxes; other items; equity in earnings (loss) of investee companies, net of tax; depreciation and amortization; and stock-based compensation, adjusted to exclude certain items identified as affecting comparability that are not part of our normal operations.

We use Adjusted EBITDA to, among other things, evaluate our operating performance and it is the primary measure used by management for planning and forecasting of future periods, and is an important indicator of our operational strength and business performance. In addition, we use Adjusted EBITDA to, among other things, value prospective acquisitions. We believe Adjusted EBITDA is relevant and useful for investors because it allows investors to view our performance in a manner consistent with the method used by our management; and because it excludes items that are not representative of our normal, recurring operations, it provides a clearer perspective on underlying performance, and makes it easier for investors, analysts and peers to compare our operating performance to other companies in the industry and to compare our results across reporting periods.

Adjusted EBITDA should be considered in addition to, and not as a substitute for, our results as reported under U.S. GAAP, including net earnings (loss), as a measure of performance and undue reliance should not be placed on Adjusted EBITDA. Other companies may define Adjusted EBITDA differently and, as a result, our measure of Adjusted EBITDA may not be directly comparable to Adjusted EBITDA of other companies.

SUPPLEMENTAL DISCLOSURES REGARDING NON-GAAP FINANCIAL MEASURES
Reconciliation of Adjusted EBITDA (Non-GAAP)
(unaudited; in millions)

	Predecessor			Successor
	Quarter Ended		Period From	Period From	Quarter Ended
	3/31/25	6/30/25	7/1/25 - 8/6/25	8/7/25 - 9/30/25	12/31/25
Net earnings (loss) (Parent and noncontrolling interests) (GAAP)	$161	$61	$190	$4	$(544)
Equity in loss of investee companies, net of tax	73	67	31	33	71
Provision for (benefit from) income taxes	100	50	(229)	85	(125)
Other items, net	37	39	16	8	31
Loss from investment	—	—	—	—	40
Interest expense, net	179	182	72	114	188
Gain on dispositions (1)	(35)	—	—	—	—
Restructuring, transaction-related items, and other corporate matters (2)	85	181	188	185	546
Impairment charges (3)	—	157	—	—	—
Programming charges (4)	—	—	—	—	41
Stock-based compensation (5)	44	39	16	29	62
Depreciation and amortization	88	87	29	226	364
Adjusted EBITDA (Non-GAAP)	$732	$863	$313	$684	$674

(1) Primarily reflects a gain recognized upon the disposition of a noncore business.
(2) Principally reflects severance costs, lease impairments, transaction-related items, and other corporate matters.
(3) Reflects a charge to reduce the carrying values of FCC licenses in certain markets to their estimated fair values.
(4) In connection with a review of our content portfolio following the closing of the Transactions, we decided to abandon certain Skydance content, principally development projects. As a result, we recorded programming charges associated with this abandonment.
(5) Stock-based compensation expense is a noncash expense that management does not consider to be part of our underlying operating performance.

ADJUSTED EBITDA BY REPORTABLE SEGMENT
(unaudited; in millions)
In the first quarter of 2026, management began using Adjusted EBITDA as the primary method for planning and forecasting of future periods, evaluating the operating performance of our segments, and making decisions about resource allocation. Accordingly, Adjusted EBITDA became the primary measure of profit and loss for our operating segments in accordance with Financial Accounting Standards Board (FASB) guidance for segment reporting. The table below sets forth our Adjusted EBITDA by reportable segment.

	Predecessor			Successor
	Quarter Ended		Period From	Period From	Quarter Ended
	3/31/25	6/30/25	7/1/25 - 8/6/25	8/7/25 - 9/30/25	12/31/25
Studios	$82	$(31)	$(2)	$21	$163
Direct-to-Consumer	(4)	254	137	309	(30)
TV Media	951	912	285	560	875
Corporate/Eliminations	(297)	(272)	(107)	(206)	(334)
Adjusted EBITDA(1)	$732	$863	$313	$684	$674

(1) See Supplemental disclosures regarding Non-GAAP financial measures for a reconciliation of total Adjusted EBITDA to net earnings (loss), the most directly comparable GAAP measure.